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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 25, 2000, included or incorporated by reference in the Kerr-McGee Corporation Annual Report on Form 10-K for the year ended December 31, 1999.




                                             ARTHUR ANDERSEN LLP







Oklahoma City, Oklahoma
July 5, 2000